UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 16, 2007

                       HUNGARIAN TELEPHONE AND CABLE CORP.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-11484                    13-3652685
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)

                         1201 Third Avenue, Suite #3400
                         Seattle, Washington 98101-3034
                    (Address of Principal Executive Offices)

                                 (206) 654-0204
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On August 16, 2007, the Registrant issued a press release announcing a conference call on August 23, 2007 regarding its financial results for the quarter ended June 30, 2007. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

            (d)   Exhibits


                  99.1 Press release dated August 16, 2007 announcing a conference call on August 23, 2007 regarding the Registrant's financial results for the quarter ended June 30, 2007.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 HUNGARIAN TELEPHONE AND CABLE CORP.



Date: August 16, 2007            By:   /s/ Peter T. Noone
                                       -----------------------------------------
                                       Peter T. Noone
                                       General Counsel

                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                  Exhibit Index



  Exhibit           Description of Document
  Number
   99.1             Press  release  dated  August  16,  2007  announcing  a
                    conference call on August 23, 2007 regarding the Registrant's financial results for the quarter ended
                    June 30, 2007.